UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2017

Xplore Technologies Corp.
 (Exact name of registrant as specified in its charter)
Delaware	000-52697	26-0563295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8601 RR 2222, Building II
Austin, Texas  78730
 (Address of principal executive offices)  (Zip Code)
Registrant’s telephone number, including area code:
(512) 336-7797
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On November 7, 2017, Mark Holleran and the Company executed a Separation Agreement and General Release (the “Separation Agreement”).  The Separation Agreement provides, among other things, for Mr. Holleran’s resignation as President and Chief Executive Officer, and all other positions with the Company, in exchange for payments by the Company to Mr. Holleran totaling $325,000, payable in 12 equal monthly installments.  The Separation Agreement provides for, among other things a general release of claims by Mr. Holleran.  Mr. Holleran may revoke his acceptance of the Separation Agreement within seven days after his execution of the Separation Agreement, which revocation will make the Separation Agreement null and void.  The Company will make the first installment of the $325,000 payment to Mr. Holleran within three business days after the revocation period has expired.  The description of the Separation Agreement herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1.
Section 5— Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

This Current Report on Form 8-K/A (“Form 8-K/A”) amends and supplements the Current Report on Form 8-K of Xplore Technologies Corp. (the “Company”), filed with the Securities and Exchange Commission on November 3, 2017, disclosing, among other things, the end of the employment of Mark Holleran with the Company on October 31, 2017.

Section 7— Regulation FD

Item 7.01 Regulation FD Disclosure

On November 7, 2017, the Company issued a press release announcing the resignation of Mark Holleran as the Company’s President and Chief Executive Officer.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.  In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.2 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(d)          Exhibits
Exhibit No.	Description
1.1	Separation Agreement and General Release dated November 7, 2017.
99.1	Press Release dated November 7, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xplore Technologies Corp.

By:         /s/Tom Wilkinson
Name:    Tom Wilkinson
Title:      Chief Financial Officer

Dated: November 7, 2017